Exhibit 99.2

September 2009

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Rich Rosen
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-3307

Quarterly Data

	Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
Ratios (percent)
Return on assets	(0.34)	3.05	0.17	(7.16)	(0.19)	(0.72)	1.03	0.06
Return on average common equity	(6.1)	41.2	(1.4)	(94.6)	(3.3)	(8.5)	12.3	0.7
Average equity as a percent of average assets	12.24	10.78	10.18	8.65	9.45	8.59	8.43	8.77
Net interest margin (a)	3.43	3.26	3.06	3.46	4.24	3.04	3.41	3.29
Efficiency (a)	50.8	29.9	65.1	131.3	54.2	58.6	42.3	72.6
Net losses charged off as a percent of average loans and leases	3.75	3.08	2.38	7.50	2.17	1.66	1.37	0.89
Allowance for loan and lease losses as a percent of loans and leases	4.69	4.28	3.72	3.31	2.41	1.85	1.49	1.17
Allowance for credit losses as a percent of loans and leases	5.06	4.57	4.00	3.54	2.56	1.98	1.62	1.29
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	4.04	3.48	3.19	2.38	2.86	2.26	1.81	1.25
Allowance for loan and lease losses as a percent of nonperforming assets (b)	104.90	109.17	100.63	112.44	83.98	81.49	81.96	93.13
Allowance for credit losses as a percent of nonperforming assets	112.99	116.67	108.20	120.30	89.35	87.41	88.96	102.57
Common Share Data
Earnings per share	$(0.20)	$1.35	$(0.04)	$(3.78)	$(0.14)	$(0.37)	$0.54	$0.03
Earnings per diluted share	$(0.20)	1.15	(0.04)	(3.78)	(0.14)	(0.37)	0.54	0.03
Cash dividends per common share	0.01	0.01	0.01	0.01	0.15	0.15	0.44	0.44
Book value per share	12.69	12.71	13.61	13.57	16.65	16.75	17.56	17.18
Common shares outstanding, excluding treasury	795,316,187	795,313,448	576,935,997	577,386,612	577,486,544	577,529,636	532,106,075	532,671,925
Market price per share:
High	$11.20	$9.15	$8.65	$14.75	$21.00	$23.75	$28.58	$35.34
Low	6.33	2.50	1.01	6.32	7.96	8.96	20.25	24.82
End of period	10.13	7.10	2.92	8.26	11.90	10.18	20.92	25.13
Supplemental Data
Common dividends declared ($ in millions)	$8	$8	$5	$6	$87	$87	$234	$234
Full-time equivalent employees	20,559	20,702	20,618	21,476	21,522	21,617	21,726	21,683
Banking centers	1,306	1,306	1,311	1,307	1,298	1,308	1,232	1,227
ATMs	2,372	2,355	2,354	2,341	2,329	2,329	2,221	2,211

(a)	Presented on a fully taxable equivalent basis (“FTE”).

(b)	Excludes nonperforming assets held for sale.

(NM = Not Meaningful)

Quarterly Data

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2008	2008	2008	2008	2007
Income Statement ($ in millions)
Interest income (FTE)	$1,174	$1,184	$1,183	$1,411	$1,553	$1,213	$1,453	$1,556
Interest expense	300	348	402	514	485	469	627	771

Net interest income (FTE)	874	836	781	897	1,068	744	826	785
Provision for loan and lease losses	952	1,041	773	2,356	941	719	544	284
Noninterest income:
Card and processing revenue	74	243	223	230	235	235	213	223
Service charges on deposits	164	162	146	162	172	159	147	160
Investment advisory revenue	74	73	76	78	90	92	93	94
Corporate banking revenue	86	99	116	121	104	111	107	106
Mortgage banking net revenue	140	147	134	(29)	45	86	97	26
Gain on sale of FTPS joint venture	(6)	1,764	—	—	—	—	—	—
Other noninterest income	311	49	10	24	112	49	177	(113)
Securities gains (losses), net	8	5	(24)	(40)	(63)	(10)	27	7
Securities gains, net - non-qualifying hedges on mortgage servicing rights	—	41	16	96	22	—	3	6

Total noninterest income	851	2,583	697	642	717	722	864	509
Noninterest expense:
Salaries, wages and incentives	335	346	327	337	321	331	347	328
Employee benefits	83	75	83	61	72	60	85	56
Card and processing expense	25	75	67	70	70	67	66	68
Net occupancy expense	75	79	79	77	77	73	72	70
Technology and communications	43	45	45	48	47	49	47	47
Equipment expense	30	31	31	35	34	31	31	32
Other noninterest expense	285	370	330	1,394	346	247	67	339

Total noninterest expense	876	1,021	962	2,022	967	858	715	940

Income (loss) before income taxes (FTE)	(103)	1,357	(257)	(2,839)	(123)	(111)	431	70
Taxable equivalent adjustment	5	5	5	5	5	6	6	6

Income (loss) before income taxes	(108)	1,352	(262)	(2,844)	(128)	(117)	425	64
Applicable income taxes	(11)	470	(312)	(702)	(72)	85	139	48

Net income (loss)	$(97)	$882	$50	$(2,142)	$(56)	$(202)	$286	$16

Net income (loss) available to common shareholders	$(159)	$856	$(26)	$(2,184)	$(81)	$(202)	$286	$16

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$13,574	$13,742	$11,924	$11,924	$9,734	$9,829	$8,993	$8,924
Tier II capital	4,353	4,330	4,578	4,722	4,239	4,202	4,211	2,809

Total risk-based capital	$17,927	$18,072	$16,502	$16,646	$13,973	$14,031	$13,204	$11,733

Risk-weighted assets	$102,575	$106,538	$109,087	$112,622	$113,601	$115,481	$116,451	$115,529

Tier I capital ratio	13.23%	12.90%	10.93%	10.59%	8.57%	8.51%	7.72%	7.72%
Total risk-based capital ratio	17.48%	16.96%	15.13%	14.78%	12.30%	12.15%	11.34%	10.16%
Tier I leverage ratio	12.34%	12.17%	10.29%	10.27%	8.77%	9.08%	8.28%	8.50%
Tier I common equity ratio	7.03%	6.94%	4.50%	4.37%	5.18%	5.18%	5.74%	5.72%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,130	$2,899	$2,491	$2,739	$2,774	$2,853	$3,092	$2,660
Available-for-sale and other securities	15,682	16,061	16,916	12,728	13,177	12,718	12,421	10,677
Held-to-maturity securities	356	357	358	360	360	361	353	355
Trading securities	1,079	1,354	1,407	1,191	915	241	184	171
Other short-term investments	1,126	513	1,587	3,578	229	286	517	620

Total cash and securities	20,373	21,184	22,759	20,596	17,455	16,459	16,567	14,483
Loans held for sale	2,063	3,341	2,602	1,452	1,000	889	2,573	4,329
Portfolio loans and leases	78,419	81,429	82,569	84,143	85,498	85,524	80,886	80,253

Total loans and leases	80,482	84,770	85,171	85,595	86,498	86,413	83,459	84,582
Allowance for loan and lease losses	(3,681)	(3,485)	(3,070)	(2,787)	(2,058)	(1,580)	(1,205)	(937)
Bank premises and equipment	2,426	2,440	2,490	2,494	2,470	2,444	2,265	2,223
Operating lease equipment	486	474	470	463	369	364	317	353
Goodwill	2,417	2,417	2,623	2,624	3,592	3,603	2,460	2,470
Intangible assets	119	133	154	168	188	203	143	147
Servicing rights	626	595	481	499	687	701	596	618
Other real estate owned	274	249	255	231	214	208	193	159
Other assets	7,218	7,207	7,980	9,881	6,879	6,160	6,601	6,864

Total assets	$110,740	$115,984	$119,313	$119,764	$116,294	$114,975	$111,396	$110,962

Liabilities
Deposits:
Demand	$17,666	$17,202	$16,370	$15,287	$14,241	$16,259	$14,949	$14,404
Interest checking	15,168	14,630	14,510	14,222	13,251	14,002	14,842	15,254
Savings	17,098	16,819	16,517	16,063	15,955	16,602	16,572	15,635
Money market	4,378	4,193	4,353	4,689	5,352	6,806	7,077	6,521
Foreign office	2,356	2,244	1,671	2,144	1,999	2,174	2,354	2,572
Other time	13,725	14,540	14,571	14,350	11,778	9,839	9,883	11,440
Certificates - $100,000 and over	8,962	10,688	11,784	11,851	13,173	10,870	4,993	6,738
Other foreign office	5	504	6	7	1,711	864	731	2,881

Total deposits	79,358	80,820	79,782	78,613	77,460	77,416	71,401	75,445
Federal funds purchased	433	435	363	287	2,521	2,447	5,612	4,427
Other short-term borrowings	3,674	6,802	11,076	9,959	8,791	5,628	6,387	4,747
Other liabilities	3,425	4,125	3,812	5,243	3,879	3,684	4,603	4,325
Long-term debt	10,162	10,102	12,178	13,585	12,947	15,046	14,041	12,857

Total liabilities	97,052	102,284	107,211	107,687	105,598	104,221	102,044	101,801

Shareholders’ Equity
Common and preferred equity	13,603	13,752	12,180	12,208	10,986	11,138	11,537	11,496
Net unrealized gains (losses):
Available-for-sale securities	274	157	178	115	(47)	(132)	2	(94)
Qualifying cash flow hedges	108	95	76	88	41	34	64	25
Accumulated other comprehensive income related to employee benefit plans	(97)	(100)	(103)	(105)	(53)	(54)	(55)	(57)
Treasury stock, at cost	(200)	(204)	(229)	(229)	(231)	(232)	(2,196)	(2,209)

Total shareholders’ equity	13,688	13,700	12,102	12,077	10,696	10,754	9,352	9,161

Total liabilities & shareholders’ equity	$110,740	$115,984	$119,313	$119,764	$116,294	$114,975	$111,396	$110,962

Share Data
Preferred shares outstanding	152,771	152,771	180,620	180,620	53,550	53,550	9,250	9,250
Common shares outstanding, excluding treasury	795,316,187	795,313,448	576,935,997	577,386,612	577,486,544	577,529,636	532,106,075	532,671,925
Treasury shares held	6,188,001	6,190,740	6,491,107	6,040,492	5,940,560	5,897,468	51,321,029	51,516,339

Quarterly Data

	Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$82,888	$84,996	$85,828	$87,425	$85,772	$85,212	$84,912	$82,172
Taxable securities	16,850	16,778	16,283	14,882	13,310	12,554	11,560	11,360
Tax exempt securities	246	242	262	288	315	364	403	464
Other short-term investments	969	742	1,290	513	890	445	634	682

Total interest-earning assets	100,953	102,758	103,663	103,108	100,287	98,575	97,509	94,678
Cash and due from banks	2,257	2,350	2,438	2,897	2,468	2,357	2,236	2,424
Other assets	13,724	13,907	15,364	15,090	13,683	12,370	12,477	11,444
Allowance for loan and lease losses	(3,481)	(3,137)	(2,784)	(2,142)	(1,654)	(1,204)	(931)	(819)

Total assets	$113,453	$115,878	$118,681	$118,953	$114,784	$112,098	$111,291	$107,727

Liabilities
Interest-bearing liabilities:
Interest checking	$14,869	$14,837	$14,229	$13,698	$13,843	$14,396	$14,836	$14,394
Savings	16,967	16,705	16,272	15,960	16,154	16,583	16,075	15,616
Money market	4,280	4,167	4,559	4,983	6,051	6,592	6,896	6,363
Foreign office	2,432	1,717	1,755	1,876	2,126	2,169	2,443	2,249
Other time	14,264	14,612	14,501	13,337	10,780	9,517	10,884	11,011
Certificates - $100,000 and over	10,055	11,455	11,802	12,468	11,623	8,143	5,835	6,613
Other foreign office	95	240	247	1,090	395	2,948	3,861	2,464
Federal funds purchased	404	542	701	2,016	1,013	3,643	5,258	4,189
Other short-term borrowings	5,285	8,002	9,621	10,912	9,613	5,623	4,937	4,890
Long-term debt	10,108	11,130	12,531	13,101	14,392	14,803	13,328	13,188

Total interest-bearing liabilities	78,759	83,407	86,218	89,441	85,990	84,417	84,353	80,977
Demand deposits	17,059	16,689	15,532	14,602	14,225	14,023	13,208	13,345
Other liabilities	3,750	3,292	4,847	4,619	3,726	4,029	4,351	3,959

Total liabilities	99,568	103,388	106,597	108,662	103,941	102,469	101,912	98,281
Shareholders’ equity	13,885	12,490	12,084	10,291	10,843	9,629	9,379	9,446

Total liabilities & shareholders’ equity	$113,453	$115,878	$118,681	$118,953	$114,784	$112,098	$111,291	$107,727

Average loans and leases (excluding held for sale)	$80,060	$81,573	$83,561	$86,369	$84,695	$83,537	$80,945	$78,174
Average common shares outstanding:
Basic	790,334,226	629,789,476	571,810,034	571,809,026	571,705,319	540,029,899	528,497,585	529,119,898
Diluted	790,334,226	718,245,141	571,810,034	571,809,026	571,705,319	540,029,899	530,372,174	530,938,891

Quarterly Data

	Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$26,215	$28,419	$28,627	$29,220	$29,424	$28,958	$27,937	$26,079
Commercial mortgage	12,252	12,600	12,768	12,952	13,355	13,394	12,155	11,967
Commercial construction	4,268	4,641	4,930	5,114	6,002	6,007	5,592	5,561
Commercial leases	3,584	3,532	3,521	3,666	3,642	3,647	3,727	3,737

Subtotal - commercial	46,319	49,192	49,846	50,952	52,423	52,006	49,411	47,344
Consumer:
Residential mortgage	9,955	11,440	10,972	10,292	10,292	10,704	10,985	11,433
Home equity	12,377	12,511	12,710	12,752	12,599	12,421	11,803	11,874
Automobile loans	8,972	8,741	8,688	8,594	8,306	8,362	8,394	11,183
Credit card	1,973	1,914	1,816	1,811	1,688	1,717	1,686	1,591
Other consumer loans and leases	886	972	1,139	1,198	1,190	1,203	1,180	1,157

Subtotal - consumer	34,163	35,578	35,325	34,647	34,075	34,407	34,048	37,238

Total loans and leases	$80,482	$84,770	$85,171	$85,599	$86,498	$86,413	$83,459	$84,582

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$27,416	$28,038	$28,968	$30,227	$28,284	$28,557	$26,617	$24,526
Commercial mortgage	12,449	12,668	12,809	13,194	13,257	12,590	12,052	11,588
Commercial construction	4,475	4,842	5,115	5,990	6,110	5,700	5,577	5,544
Commercial leases	3,522	3,512	3,564	3,610	3,642	3,747	3,723	3,692

Subtotal - commercial	47,862	49,060	50,456	53,021	51,293	50,594	47,969	45,350
Consumer:
Residential mortgage	10,820	11,669	10,921	10,327	10,711	11,244	11,699	11,181
Home equity	12,452	12,636	12,763	12,677	12,534	12,012	11,846	11,843
Automobile loans	8,871	8,692	8,687	8,428	8,303	8,439	10,542	11,158
Credit card	1,955	1,863	1,825	1,748	1,720	1,703	1,660	1,461
Other consumer loans and leases	928	1,075	1,177	1,225	1,211	1,221	1,196	1,179

Subtotal - consumer	35,026	35,935	35,373	34,405	34,479	34,619	36,943	36,822

Total average loans and leases	$82,888	$84,995	$85,829	$87,426	$85,772	$85,213	$84,912	$82,172

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$2,704	$2,387	$2,229	$1,696	$2,179	$1,670	$1,224	$813
Nonaccrual loans held for sale	286	352	403	473	—	—	—	—
Restructured loans - commercial (non accrual) held for sale	2	—	—	—	—	—	—	—
Restructured loans and leases (non accrual) portfolio	243	200	167	80	50	56	43	22
Other assets, including other real estate owned	273	253	252	230	222	212	204	171

Total nonperforming assets	$3,508	$3,192	$3,051	$2,479	$2,451	$1,938	$1,471	$1,006

Ninety days past due loans and leases	$992	$762	$733	$662	$671	$608	$539	$491

Commercial loans and leases	$826	$673	$704	$586	$573	$425	$311	$180
Commercial mortgage	1,072	953	900	715	724	524	312	243
Commercial construction loans	820	837	736	578	636	537	408	249
Consumer mortgage and construction	379	360	346	279	221	166	156	98
Other consumer loans and leases	138	116	113	91	75	74	80	65

Total nonperforming loans and leases (including held for sale)	$3,235	$2,939	$2,799	$2,249	$2,229	$1,726	$1,267	$835

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(796)	$(658)	$(521)	$(1,652)	$(481)	$(365)	$(293)	$(193)
Recoveries	40	32	31	25	18	21	17	19

Net losses charged off	$(756)	$(626)	$(490)	$(1,627)	$(463)	$(344)	$(276)	$(174)